UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 17, 1999

                           Commission File No. 0-25357


                               TRAVELNOW.COM INC.
                               ------------------
                  (Name of Small Business Issuer in its Charter)


             Florida                                    59-3391244
             -------                                    ----------
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
 Incorporation or organization)


         318 Park Central East - Suite 306, Springfield, Missouri 65806
         --------------------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)


                                 (417) 864-3600
                                 --------------
                (Issuer's Telephone Number, Including Area Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On January 5, 2000 TravelNow.com Inc., a Florida corporation ("TravelNow" or the "Company") entered into a Class A Convertible Preferred Stock Purchase Agreement (the "Agreement") with Raptor Global Portfolio, Ltd., and on its own behalf and on behalf of Tudor Private Equity Fund, L.P., Tudor Arbitrage Partners, L.P., Tudor BVI Futures, Ltd., Raptor Global Fund, L.P., Raptor Global Fund Ltd., Raptor Global Portfolio, Ltd., ALTAR Rock Fund, L.P. or any funds or other investment vehicles or entities of which any of the forgoing entities are Affiliates, or any Affiliate or Affiliated Group of Tudor Investment Corporation and/or Tudor Global Trading, Inc. (collectively referred to herein as either the "Purchasers" or the "Tudor Entities"). Subject to the terms of the Agreement, the Company agreed to issue and sell Five Hundred Thousand (500,000) shares of Class A Convertible Preferred Stock, no par value (the "Preferred Shares") to the Purchasers as follows:


Purchaser Name                                     Number of Shares Purchased
--------------                                     --------------------------

Raptor Global Portfolio, Ltd.                               497,820

Tudor Private Equity Fund, L.P.                                   0

Tudor Arbitrage Partners, L.P.                                    0

Tudor BVI Futures, Ltd.                                           0

Raptor Global Fund, L.P.                                          0

Raptor Global Fund, Ltd.                                          0

ALTAR Rock Fund, L.P.                                         2,180

All other Tudor Entities
as defined in Section 8.5 of the Agreement                        0
                                                            -------

TOTAL SHARES SOLD:                                          500,000
                                                            =======

     The Preferred Shares have a face value equal to Nine Dollars ($9.00) per share and bear dividends at eight percent (8%) per annum per share on the face value.

     The Class A Convertible Preferred Stock will be automatically converted into shares of TravelNow's common stock on a share-for-share basis immediately upon the fulfillment of both of the following conditions: (1) the effectiveness of a registration statement filed by the Company with the Securities and Exchange Commission covering an amount of the common stock sufficient to allow for the sale of all common stock issuable upon conversion of all then outstanding shares of Class A Convertible Preferred Stock; and (2) the listing of the common stock of the Company on either the Nasdaq SmallCap Market or the Nasdaq National Market System.

     Regardless of whether or not the Class A Convertible Preferred Stock is automatically converted pursuant to the fulfillment of the conditions stated above, the Purchasers holding shares of the Class A Convertible Preferred Stock shall have the right to convert their shares of Class A Convertible Preferred Stock into shares of common stock of the Company.

     The number of shares of common stock to which the holder of Class A Convertible Preferred Stock is entitled upon such conversion is equal to the product obtained by multiplying (1) the number of shares of Class A Convertible Preferred Stock being converted by (2) the Applicable Conversion Rate (as defined below). The Applicable Conversion Rate in effect at any time for the Class A Convertible Preferred Stock is equal to the quotient obtained by dividing (1) the sum of $9.00 plus an amount equal to all accrued but unpaid dividends on a share of Class A Convertible Preferred Stock by (2) the Applicable Conversion Value, which is $9.00.

     Furthermore, if the Company fails to fulfill the conditions required for the automatic conversion of the Class A Convertible Preferred Stock on or prior to December 31, 2000, then the holders of shares of Class A Convertible Preferred Stock on such date shall have the right (the "Redemption Right"), but not the obligation, to sell all but not less than all of their shares of Class A Convertible Preferred Stock to the Company for an amount of cash equal to the greater of the sum of (i) the face value thereof (subject to proportionate adjustment in the event of any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event affecting the Class A Convertible Preferred Stock, plus any accrued and unpaid dividends thereon; and (ii) the then current fair market value per share of Class A Convertible Preferred Stock based on a valuation of the Company as of the applicable redemption date. Each holder of shares of Class A Convertible Preferred Stock may make redemption of such shares as follows: (i) between January 1, 2001 and March 31, 2001 (and inclusive of both such dates); or (ii) between January 1, 2002 and March 31, 2002 (and inclusive of both such dates). Under no circumstances shall the Redemption Right remain valid after March 31, 2002.

     The information set forth above is qualified in its entirety by reference to the Articles of Amendment to the Articles of Incorporation of TravelNow.com Inc. and the TravelNow.com Inc. Class A Convertible Preferred Stock Purchase Agreement, copies of which are attached hereto as Exhibits 3.1 and 10.0, respectively, and incorporated herein by reference.

     On November 17, 1999, TravelNow issued 25,000 shares of its restricted common stock, no par value, at $10.00 per share, for a total offering price of $250,000. The recipient, Finter Bank Z[upsilon]rich, is a foreign investor and acquired the securities for investment only and not with a view to or for sale in connection with any distribution. The issuance was done pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, found in Section 4(2).

     The following financial schedule shows the pro forma impact of the sales of common and preferred stock on the Company's balance sheet as reported for September 30, 1999. Since both the common and preferred shares that were issued have no par value, the proceeds of the sales are recognized entirely as increases to Additional Paid-In Capital.


                                     TRAVELNOW.COM INC.
                                   PRO FORMA BALANCE SHEET
                                     SEPTEMBER 30, 1999
                                         (Unaudited)



                                                        Common      Preferred
                                       9/30/1999      Stock Sale    Stock Sale    Pro Forma
ASSETS                                As Reported     11/17/1999     1/5/2000     9/30/1999
------                                -----------     ----------     --------     ---------

Cash and Cash Equivalents             $   234,473    $   250,000   $ 4,500,000   $ 4,984,473
Accounts Receivable                       462,522              0             0       462,522
                                      -----------    -----------   -----------   -----------
     Current Assets                       696,995        250,000     4,500,000     5,446,995

Property and Equipment - Net               90,602              0             0        90,602
Construction In Process - Software        164,455              0             0       164,455
Investment - Nippon TravelNow,
K.K                                        42,468              0             0        42,468
                                      -----------    -----------   -----------   -----------
     Total Assets                     $   994,520    $   250,000   $ 4,500,000   $ 5,744,520
                                      ===========    ===========   ===========   ===========


LIABILITIES AND
STOCKHOLDERS'
EQUITY/(DEFICIT)
----------------

Accounts Payable                      $   468,928    $         0   $         0   $   468,928
Accrued Liabilities                       113,257              0             0       113,257
                                      -----------    -----------   -----------   -----------
     Current Liabilities                  582,185              0             0       582,185

Other Liabilities                               0              0             0             0
                                      -----------    -----------   -----------   -----------
     Total Liabilities                    582,185              0             0       582,185
                                      -----------    -----------   -----------   -----------

Preferred Stock (No par value)                  0              0             0             0
Common Stock (No par value)                     0              0             0             0
Additional Paid-In Capital              1,430,416        250,000     4,500,000     6,180,416
Accumulated Deficit                    (1,018,081)             0             0    (1,018,081)
                                      -----------    -----------   -----------   -----------
     Stockholders' Equity/(Deficit)       412,335        250,000     4,500,000     5,162,335
                                      -----------    -----------   -----------   -----------

     Total Liabilities and Equity     $   994,520    $   250,000   $ 4,500,000   $ 5,744,520
                                      ===========    ===========   ===========   ===========


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

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)

3.0 Articles of Amendment to the Articles of Incorporation of TravelNow.com Inc., dated January 5, 2000

3.1 Articles of Amendment to the Articles of Incorporation of TravelNow.com Inc., filed January 11, 2000

10.0 TravelNow.com Inc. Class A Convertible Preferred Stock Purchase Agreement, dated January 5, 2000

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRAVELNOW.COM INC.


Date: January 27, 2000                       By: /s/ H. Whit Ehrler
                                             ----------------------
                                             Name:  H. Whit Ehrler
                                             Title: Chief Financial Officer












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